BLACKROCK LIQUIDITY FUNDS

TempCash

(the “Fund”)

Supplement dated July 28, 2015 to the

Administration Shares

Cash Management Shares

Cash Reserve Shares

Dollar Shares

Institutional Shares

Summary Prospectuses of the Fund

dated February 27, 2015

Effective as of the opening of business on October 1, 2015, the following changes are made to each of the Fund’s Summary Prospectuses:

The first paragraph in the section in the summary prospectus captioned “Key Facts About TempCash — Principal Investment Strategies of the Fund” is hereby deleted and replaced in its entirety with the following:

TempCash invests in a broad range of U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, and commercial obligations and repurchase agreements that under normal circumstances will mature (without reference to interest rate adjustment dates), or are subject to an unconditional demand feature that is exercisable and payable, within 5 business days or less. Under normal market conditions, at least 25% and normally a substantial portion of the Fund’s total assets will be invested in obligations of issuers in the financial services industry and repurchase agreements secured by such obligations. The Fund will maintain a dollar-weighted average maturity and a dollar-weighted average life of 5 business days or less.

*   *   *

Prior to the effective date hereof, TempCash did not have a policy that it would invest only in securities that, under normal circumstances, will mature (without reference to interest rate adjustment dates), or are subject to an unconditional demand feature that is exercisable and payable, within 5 business days or less. Furthermore, TempCash had the ability to maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. Following the effective date hereof and during the implementation period leading up to the effective date hereof, the new maturity restrictions described herein may have an effect on TempCash’s yield and performance. Investors should note that the historical yield and performance information described in the summary prospectus are based on the investment policies of TempCash prior to the implementation of these changes in the investment policy relating to maturity.

Shareholders should retain this Supplement for future reference.

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